TCW FUNDS, INC.

TCW White Oak Emerging Markets Equity Fund

(Class I: TWOEX; Class N: TWEMX)

Supplement dated April 25, 2025 to the

Statement of Additional Information,

dated February 18, 2025, as supplemented

Effective April 25, 2025, the following disclosure under the heading “PORTFOLIO MANAGEMENT – Ownership of Securities and Other Managed Accounts” on page 40 of the Statement of Additional Information is deleted in its entirety (deleted text shown with strike-through):

~~Certain portfolio managers invest in their investment strategy through investment vehicles other than the Fund. Because the Fund has not commenced operations as of the date of this SAI, no portfolio manager owns securities of the Fund.~~

Effective April 25, 2025, the following disclosure is added under the heading “PORTFOLIO MANAGEMENT – Ownership of Securities and Other Managed Accounts” on page 41 of the Statement of Additional Information:

The following table sets forth the dollar range of securities of the Fund beneficially owned by each portfolio manager of the Fund as of April 23, 2025. Certain portfolio managers invest in their investment strategy through investment vehicles other than the Fund.

Dollar Range of Fund Shares Beneficially Owned
Prashant Khemka	Over $1,000,000
Manoj Garg	$100,001 - $500,000
Wen Loong Lim	$1 - $10,000

Please retain this Supplement for future reference.